UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 18, 2008

                              ATC HEALTHCARE, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-11380                   11-2650500
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)          Identification Number)


              1983 Marcus Avenue
            Lake Success, New York                            11042
   (Address of Principal Executive Offices)                (Zip Code)

                                 (516) 750-1600
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Change in Registrant's Certifying Accountant.

     As previously disclosed in the Form 8-K filed on February 13, 2008, the Audit Committee of the Board of Directors of ATC Healthcare, Inc. (the "Company") dismissed Goldstein Golub Kessler LLP ("GGK") as the Company's independent registered public accounting firm.

     After interviewing other accounting firms, the Audit Committee of the Company's Board of Directors retained Weiser LLP ("Weiser") as the Company's independent registered public accounting firm on March 18, 2008.

     During the fiscal years ended February 29, 2008 and February 28, 2007, and during the subsequent interim period prior to engaging Weiser, the Company did not consult Weiser regarding either:

     (i) The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither was a written report provided to the Company nor was oral advice provided that Weiser concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or

     (ii) Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     In October 2007, as previously disclosed, in the course of preparing its financial statements for the quarter ended August 31, 2007, the Company discovered certain items which may not have been properly recorded in prior financial statements, including some expense items that were not sufficiently recorded. Since that time, the Company has been working on ascertaining the amounts that may not have been properly expensed. Such process has been significantly more challenging and complex than initially contemplated.

     On March 18, 2008, the Chief Financial Officer, after consultation with the members of the Audit Committee, determined that the financial statements for the fiscal year ended February 28, 2007, as well as the financial statements for the quarter ended May 31, 2007, should no longer be relied upon.

     In the course of its discovery work, the Company has uncovered accounts that were not properly reconciled which have had the effect of inaccurately reporting such items as payroll, payroll advances, payroll taxes and workers compensation. The Company also discovered account balances in which underlying balances had not been verified or documented, such as certain prepaid accounts, miscellaneous receivables, security deposits and accrued expenses. In addition, the Company discovered items that were just errors, such as noncash compensation related to certain stock options and over depreciation of certain assets. Overall, the Company believes that the effect of these items may result in material adjustments to the above-mentioned financial statements. The Company cannot at this time estimate the amount of the adjustments.

     Both the Audit Committee and the Chief Financial Officer of the Company have discussed the matters described above with Goldstein Golub Kessler LLP, its prior auditors.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ATC HEALTHCARE, INC.


                                           By:     /s/  David Kimbell
                                               ---------------------------------
                                               David Kimbell
                                               Senior Vice President-Finance,
                                               Chief Financial Officer and
                                               Treasurer



Date:   March 24, 2008